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                                                                    Exhibit 10.1

                                PLEDGE AGREEMENT

     This Pledge Agreement dated as of March 11, 1999 is between Medical Diagnostics and Rehabilitation, LLC, a Delaware limited liability company ("Debtor"), MDI Rehab, Inc., a Massachusetts corporation ("MDI"), and Middlesex MRI Center, Inc., a Massachusetts corporation (together with MDI, the "Secured Parties"). Any capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Transfer Agreement (as defined herein).

     WHEREAS, the Debtor has acquired certain partnership interests (the "Partnership Interests") in MVA Rehabilitation Associates, a Massachusetts general partnership (the "Partnership"), from the Secured Parties as set forth in an Interest Transfer Agreement entered into of even date herewith (the "Transfer Agreement") in exchange for the consideration set forth therein;

     WHEREAS, the Debtor is required to make specified Deferred Payments (as defined in the Transfer Agreement) as partial consideration for the Partnership Interests pursuant to the Transfer Agreement (the "Obligations"); and

     WHEREAS, the Debtor has agreed to provide additional security to the Secured Parties to secure the Obligations.

     NOW, THEREFORE, for $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Pledge of Collateral. As security for the due and punctual performance of the Obligations, the Debtor hereby assigns, pledges, and grants to the Secured Parties and agrees that the Secured Parties shall have a security interest in, the following collateral (the "Collateral"): (i) the Partnership Interests and (ii) all of the Debtor's rights and interests in and to the Partnership and any successor entity with respect to the Partnerships Interests and all of the Debtor's rights and interests in and under the partnership agreement of the Partnership, as it may be amended from time to time (the "Partnership Agreement"), including without limitation the net profits and net losses of the Partnership with respect to the Partnership Interests and any distributions of any nature whatsoever by the Partnership and proceeds of any of the above, all on the terms and conditions set forth in the Partnership Agreement.

     2. Release of Collateral. The Secured Parties shall release their security interest hereunder and release all of


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their rights hereunder to the Collateral after the discharge in full of the
Obligations.

     3. Rights of the Debtor. Until such time as a Default has occurred under and as defined in the Transfer Agreement, Debtor shall be entitled to exercise all voting and consensual powers pertaining to the Partnership Interests, and shall be entitled to receive all distributions made with respect to the Partnership Interests free and clear of this pledge.

     4. Representations as to the Partnership Interests. Debtor represents and covenants that all pledged Partnership Interests are owned by Debtor and that none of the Partnership Interests pledged by Debtor are, or at any time will be, subject to any lien, pledge, charge, encumbrance, security interest, adverse claim or purchase right or option on the part of any third person expect for the interest of the Secured Parties hereunder.

     5. Rights of the Secured Parties. If a breach of the Transfer Agreement by the Debtor has occurred and is continuing, MRI may thereafter, for the benefit of the Secured Parties, without notice, exercise all rights, privileges or options pertaining to the Collateral as if it was the absolute owner thereof, upon such terms and conditions as it may determine, all without liability, except to account for the property actually received by it.

     6. Remedies. (a) Upon the occurrence and continuance of a Default under the Transfer Agreement by the Debtor, MRI may, for the benefit of the Secured Parties, exercise all the rights of a secured party under the Massachusetts Uniform Commercial Code in addition to the rights provided herein. Without limiting the foregoing, MRI may, for the benefit of the Secured Parties, without demand, (i) have the Collateral, or any part thereof, transferred to its own name or the name of its nominee or (ii) sell, assign or deliver the Collateral at public or private sale upon such terms and conditions as MRI may deem advisable. Whenever notice of any sale or disposition of Collateral is required by law, such notice shall be deemed reasonable if given at least ten (10) days before the date of any public sale or ten (10) days before the date after which any private sale or other disposition shall take place.

     (b) MRI shall apply the net proceeds of any Collateral, after deducting all costs incurred therein, including reasonable legal fees, to the payment, in whole or in part, of the Obligations of the Debtor under the Transfer Agreement, in such order as the Secured Parties may mutually elect. The surplus, if any, shall be paid to the Debtor.

     7. Costs of Enforcement. Debtor will pay all of the costs and expenses, including reasonable counsel fees, of enforcing the security interest contained herein.


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     8. Liability. The Secured Parties shall not be liable or responsible for any act or omission except for their own gross negligence or willful misconduct.

     9. Further Assurances. Debtor agrees that at any time and from time to time upon the written request of one or both Secured Parties, it will execute and deliver such further documents and do such further acts and things as one or both of the Secured Parties may reasonably request in order to effect the purposes of this Agreement.

     10. Severability. In the event that any provision of this Agreement shall be held to be invalid in any circumstances, such invalidity shall not affect any other provisions or circumstances.

     11. Entire Agreement; Waivers; Remedies Cumulative. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be amended except in a writing signed by all of the parties. No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     12. Binding Effect; Applicable Law. This Agreement and all obligations of the Debtor hereunder shall be binding upon the legal representatives, administrators, successors and assigns of the Debtor and shall, together with the rights and remedies of the Secured Parties hereunder, inure to the benefit of the Secured Parties and their legal representatives, administrators, successors and assigns; provided that Debtor may not assign its obligations hereunder without the prior written consent of the Secured Parties. This Agreement shall be governed by and construed in accordance with the Laws of Massachusetts.

Debtor:                                         Secured Parties:

MEDICAL DIAGNOSTICS                                      MDI REHAB, INC.
  AND REHABILITATION, LLC

By: /s/ Mitchell J. Clionsky, Ph.D.             By:/s/ Jack Nelson
    -------------------------------                --------------------
    Name: Mitchell J. Clionsky, Ph.D.           Name:  Jack Nelson
    Title: Manager                              Title: Pres.

                                                MIDDLESEX MRI CENTER,
                                                INC.

                                                By:/s/ Jack Nelson
                                                   --------------------
                                                Name:  Jack Nelson
                                                Title: Pres.


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The undersigned hereby consents to
this Pledge Agreement:

MVA REHABILITATION
  ASSOCIATES

By MIDDLESEX MRI CENTER, INC.

By: /s/ Jack Nelson
    ---------------------
    Name:  Jack Nelson
    Title: Pres.




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